ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

090401

Filed in the office of	Document Number 20100158046-07
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/12/2010 10:30 AM
	Entity Number E0096752007-4

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Casita Enterprises, Inc.

2. Description of the original document for which correction is being made:

Articles of Merger

3. Filing date of the original document for which correction is being made: March 10, 2010

4. Description of the inaccuracy or defect.

Item 4(a) incorrectly stated that approval was not required from the owners of Envision Solar International, Inc., the merging entity.

Item 4(b) incorrectly stated that the plan was approved by the required consent of the owners of Casita Enterprises, Inc., the surviving entity.

5. Correction of the inaccuracy or defect.

Item 4(a) should be deleted in its entirety and replaced to state that approval was not required from the owners of Casita Enterprises, Inc., the surviving entity.

Item 4(b) should be deleted in its entirety and replaced to state that the plan was approved by the required consent of the owners of Envision Solar International, Inc., the merging entity.

6. Signature:

X /s/ Robert Noble — President — March 12, 2010

Authorized Signature — **Title *** — **Date**

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.